Stockbased Compensation Expense	12 Months Ended
Dec. 31, 2013
Stock-based Compensation Expense Disclosure [Abstract]
Stock-based Compensation Expense [Text Block]

Note 5. Stock-based Compensation Expense

The company has stock-based compensation plans for its key employees, directors and others. These plans permit the grant of a variety of stock and stock-based awards, including restricted stock units, stock options or performance-based shares, as determined by the compensation committee of the company’s Board of Directors or for certain non-officer grants, by the company’s employee equity committee, which consists of its chief executive officer. The company generally issues new shares of its common stock to satisfy option exercises and restricted unit vestings. Grants of stock options and restricted units generally provide that in the event of both a change in control of the company and a qualifying termination of an option or unit holder’s employment, all options and service-based restricted unit awards held by the recipient become immediately vested (unless an employment or other agreement with the employee provides for different treatment).

Compensation cost is based on the grant-date fair value and is recognized ratably over the requisite vesting period or to the date based on qualifying retirement eligibility, if earlier.

	The components of stock-based compensation expense are as follows:

(In millions)	2013	2012	2011

Stock Option Awards	$41.4	$39.3	$49.4
Restricted Unit Awards	49.5	38.9	30.6

Total Stock-based Compensation Expense	$90.9	$78.2	$80.0

	Stock-based compensation expense is included in the accompanying statement of income as follows:

(In millions)	2013	2012	2011

Cost of Revenues	$7.1	$5.4	$5.7
Selling, General and Administrative Expenses	80.5	70.7	72.4
Research and Development Expenses	3.3	2.1	1.9

Total Stock-based Compensation Expense	$90.9	$78.2	$80.0

The company has elected to recognize any excess income tax benefits from stock option exercises in capital in excess of par value only if an incremental income tax benefit would be realized after considering all other tax attributes presently available to the company. The company measures the tax benefit associated with excess tax deductions related to stock-based compensation expense by multiplying the excess tax deductions by the statutory tax rates. The company uses the incremental tax benefit approach for utilization of tax attributes. Tax benefits recognized in capital in excess of par value on the accompanying balance sheet were $46.6 million, $18.7 million and $14.6 million, respectively, in 2013, 2012 and 2011.

Stock Options

The company’s practice is to grant stock options at fair market value. Options vest over 3-5 years with terms of 7-10 years, assuming continued employment with certain exceptions. Vesting of the option awards is contingent upon meeting certain service conditions. The fair value of most option grants is estimated using the Black-Scholes option pricing model. For option grants that require the achievement of both service and market conditions, a lattice model is used to estimate fair value. The fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. Expected volatility was calculated based on the historical volatility of the company’s stock. Historical data on exercise patterns is the basis for estimating the expected life of an option. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term which approximates the expected life assumed at the date of grant. The expected annual dividend rate was calculated by dividing the company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date. The compensation expense recognized for all stock-based awards is net of estimated forfeitures. Forfeitures are estimated based on an analysis of actual option forfeitures.

The weighted average assumptions used in the Black-Scholes option pricing model are as follows:

	2013	2012	2011

Expected Stock Price Volatility	33%	34%	33%
Risk Free Interest Rate	0.7%	0.8%	1.7%
Expected Life of Options (years)	4.5	4.5	4.1
Expected Annual Dividend	0.8%	0.9%	0.0%

The weighted average per share grant-date fair values of options granted during 2013, 2012 and 2011 were $19.84, $15.36 and $15.79, respectively. The total intrinsic value of options exercised during the same periods was $189.8 million, $125.4 million and $85.3 million, respectively. The intrinsic value is the difference between the market value of the shares on the exercise date and the exercise price of the option.

A summary of the company’s option activity for the year ended December 31, 2013 is presented below:

			Weighted
			Average
		Weighted	Remaining	Aggregate
		Average	Contractual	Intrinsic
	Shares	Exercise	Term	Value (a)
	(in millions)	Price	(in years)	(in millions)

Outstanding at December 31, 2012	15.3	49.07
Granted	1.9	74.29
Exercised	(5.1)	44.79
Canceled / Expired	(0.6)	56.38

Outstanding at December 31, 2013	11.5	54.81	4.1

Vested and Unvested Expected to Vest at
December 31, 2013	11.1	54.47	4.1	$629.6

Exercisable at December 31, 2013	5.4	48.49	3.1	$336.8

(a)	Market price per share on December 31, 2013 was $111.35. The intrinsic value is zero for options with exercise prices above the market price.

As of December 31, 2013, there was $63 million of total unrecognized compensation cost related to unvested stock options granted. The cost is expected to be recognized through 2017 with a weighted average amortization period of 2.2 years.

Restricted Share/Unit Awards

Awards of restricted units convert into an equivalent number of shares of common stock. The awards generally vest over 3-4 years, assuming continued employment, with some exceptions. Vesting of the awards is contingent upon meeting certain service conditions and may also be contingent upon meeting certain performance and/or market conditions. The fair market value of the award at the time of the grant is amortized to expense over the requisite service period of the award, which is generally the vesting period. Recipients of restricted units have no voting rights but are entitled to receive dividend equivalents. The fair value of service- and performance-based restricted unit awards is determined based on the number of units granted and the market value of the company’s shares on the grant date. For awards with market-based vesting conditions, the company uses a lattice model to estimate the grant-date fair value of the award.

A summary of the company’s restricted unit activity for the year ended December 31, 2013 is presented below:

	Units (in thousands)	Weighted Average Grant-Date Fair Value

Unvested at December 31, 2012	2,051	53.91
Granted	785	77.18
Vested	(840)	56.17
Forfeited	(149)	58.12

Unvested at December 31, 2013	1,847	62.43

The total fair value of shares vested during 2013, 2012 and 2011 was $47.2 million, $23.0 million and $21.2 million, respectively.

As of December 31, 2013, there was $65 million of total unrecognized compensation cost related to unvested restricted stock unit awards. The cost is expected to be recognized through 2017 with a weighted average amortization period of 2.0 years.

Employee Stock Purchase Plans

Qualifying employees are eligible to participate in an employee stock purchase plan sponsored by the company. Shares may be purchased under the program at 95% of the fair market value at the end of the purchase period and the shares purchased are not subject to a holding period. Shares are purchased through payroll deductions of up to 10% of each participating employee’s gross wages. The company issued 100,000, 151,000 and 139,000 shares, respectively, of its common stock for the 2013, 2012 and 2011 plan years, which ended on December 31.